UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
February 3, 2020
Date of Report (Date of earliest event reported)
UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 960-1010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPLD	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 4, 2020, Upland Software, Inc. (the “Company”) announced that the Board of Directors (“Board”) had appointed Rod Favaron as Chief Commercial Officer and Co-President of the Company, effective as of March 1, 2020. Mr. Favaron will share the office of President with Tim Mattox, the Company’s Chief Operating Officer and Co-President. In connection with this appointment, Mr. Favaron will resign from the Board, also effective as of March 1, 2020.
Mr. Favaron, age 56, is a current member of the Board and most recently has served as Chairman & CEO of Spredfast, Inc. from 2011 to 2018. Under his leadership, Spredfast grew from a pre-revenue start-up to a global leader in social media software and was acquired by Vista Private Equity in 2018. Prior to Spredfast, Favaron was CEO of Lombardi Software where he led the business from an early start-up into a global leader in Business Process Management software. Lombardi was acquired by IBM in 2010. Favaron currently serves on the Board of Directors for Vyopta, Bypass Mobile and TalentGuard. He serves on the University of Texas, Presidents Austin Innovation Board and is a mentor to many technology entrepreneurs. Favaron earned a bachelor’s degree in Industrial Engineering from Louisiana State University, and an MBA from the University of Dallas Graduate School of Management.
There are no family relationships between Mr. Favaron and any other director or executive officer of the Company, and Mr. Favaron has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective February 3, 2020, the Board amended and restated the Company’s Amended and Restated By-laws, to provide for the option for the Company to have multiple holders of the office of President.
The foregoing description of the Company’s By-laws is qualified in all respects by reference to the text of the By-laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
3.1	Amended and Restated By-laws of Upland Software, Inc., effective February 3, 2020
99.1	Press Release of Upland Software, Inc. dated February 4, 2020
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ Kin Gill
Kin Gill SVP, General Counsel and Secretary
Date: February 4, 2020